                   SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS

                     CREDIT SUISSE INTERNATIONAL FOCUS FUND

The following information supersedes certain information in the fund's
Prospectus.

Effective September 16, 2002, the fund will impose a 2.00% redemption fee (short-term trading fee) on Advisor Class shares that are purchased on or after September 16th and redeemed or exchanged within 30 days from date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares currently held by shareholders or shares purchased before September 16th. The redemption fee also will not apply to shares purchased by investment advisory clients of Credit Suisse Asset Management, LLC, the fund's investment adviser, or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

The Board of Directors of the fund approved the redemption fee to limit the disruptive effects on the portfolio management of the fund that result from "market timing" of the fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the fund will have to invest. The fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the fund's view, is likely to engage in excessive trading.

Dated: July 11, 2002                                               ADINF-16-0702
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                   SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

                      CREDIT SUISSE EMERGING MARKETS FUND

                     CREDIT SUISSE INTERNATIONAL FOCUS FUND

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND

The following information supersedes certain information in the funds'
Prospectus.

Effective September 16, 2002, each fund will impose a 2.00% redemption fee (short-term trading fee) on Common Class shares that are purchased on or after September 16th and redeemed or exchanged within 30 days from date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the funds to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee will not apply to shares currently held by shareholders or shares purchased before September 16th. The redemption fee also will not apply to shares purchased by investment advisory clients of Credit Suisse Asset Management, LLC, the funds' investment adviser, or any of its affiliates, wrap fee accounts, 401(k) plans, 403(b) plans, 457 plans and other employee benefit or retirement plans sponsored by an employer, or to shares acquired by reinvestment of dividends or distributions.

The Board of Directors of the funds approved the redemption fee to limit the disruptive effects on the portfolio management of the funds that result from "market timing" of the funds' shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the funds will have to invest. The funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the fund's view, is likely to engage in excessive trading.

Dated: July 11, 2002                                               WPISF-16-0702